Statement of Additional Information (SAI) Supplement American Century Municipal Trust
Supplement dated November 13, 2026 ■ Statement of Additional Information dated October 1, 2026

The following replaces the entire Inverse Floaters section in the Statement of Additional Information on page 11:

The funds (except Tax-Free Money Market) may invest in inverse floating-rate securities (“inverse floaters”). Inverse floaters may be created through tender option bond (“TOB”) trusts or similar financing structures. In a typical TOB structure, one or more fixed-rate municipal securities are deposited into a trust or similar vehicle that issues two classes of interests: short-term floating-rate interests (“floaters”) and residual inverse floating-rate interests (“inverse floaters”).
Interest received on the underlying municipal securities is used first to pay interest to holders of the floaters and to pay the fees and expenses of the TOB trust, including applicable trustee, remarketing, liquidity and other servicing expenses. The remaining interest, if any, is paid to the holder of the inverse floater. As a result, the income received by the inverse floater holder generally moves inversely to the short-term interest rate payable on the floaters. As short-term interest rates rise, the income available to the inverse floater holder generally declines, and vice versa. The income available to an inverse floater may be significantly reduced, and in certain circumstances reduced to zero, as short-term interest rates rise.
The interest rate on the floaters generally is established through a remarketing or other rate-setting process and, in many municipal TOB structures, is reset weekly. Floaters typically provide their holders with the right to tender their interests for payment at par plus accrued interest upon specified notice, subject to the terms of the governing documents and any applicable liquidity support arrangements. A bank or other liquidity provider generally supports this tender feature. A failed remarketing, loss of liquidity support, termination event or other disruption affecting the structure may adversely affect the liquidity, value or disposition of the floaters and inverse floaters.
A fund may obtain an inverse floater through either a self-deposited or an externally deposited TOB trust. For a self-deposited inverse floater, the fund deposits an underlying bond into the TOB trust and retains the inverse floater while the TOB trust issues floaters to third parties. For an externally deposited inverse floater, a party other than the fund deposits the underlying bond into the TOB trust, and the fund purchases the inverse floater issued by the TOB trust. The fund accounts for the transaction as a purchase of the inverse floater, recognizes the inverse floater as an asset and does not recognize the underlying bond, floaters or related borrowings as assets or liabilities. The fund recognizes, as investment income, only the net earnings on the inverse floater after interest paid to floater holders or a liquidity provider and TOB trust expenses. Upfront structuring fees paid to create a TOB trust for self-deposited and externally deposited inverse floaters are included in the cost basis of the inverse floater and are capitalized over the term of the TOB trust.
Inverse floaters provide leveraged economic exposure to the underlying municipal securities. Accordingly, changes in the value of the underlying securities generally will result in proportionately greater changes in the value of the related inverse floaters. The degree of leverage may vary depending on the relative amounts and terms of the floater and inverse floater interests issued by the TOB trust. Consequently, inverse floaters generally are more sensitive to changes in interest rates and may experience greater price volatility than the underlying fixed-rate municipal securities.
The holder of an inverse floater may have the right, subject to the governing documents, to terminate or unwind the TOB trust or to acquire or reconstitute the underlying municipal securities by obtaining and surrendering the related floaters. Upon termination or unwind of a TOB trust, the underlying securities may be sold and the proceeds used to satisfy amounts owed to floater holders and other obligations of the trust, with the remaining proceeds distributed to the inverse floater holder.
A failed remarketing, loss or impairment of liquidity support, termination event, decline in the value or credit quality of an underlying security, or other disruption affecting a TOB structure may adversely affect the income, liquidity or value of an inverse floater. The secondary market for inverse floaters also may be limited.

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